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                                                                  EXHIBIT 10.11



                     NONQUALIFIED STOCK OPTION AGREEMENT


         THIS NONQUALIFIED STOCK OPTION AGREEMENT is entered into as of May 25, 1995, between Uranium Resources, Inc., a Delaware corporation (the "the Company"), and James B. Tompkins, an individual (the "Optionee").

                                        RECITALS:

         A. The Company desires to grant an option to Optionee to purchase shares of the Company's common stock; and

         B.      Optionee desires to accept such option.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.      Grant of Option.

                 The Company hereby grants to Optionee an irrevocable option to purchase up to 100,000 shares of the Common Stock of the Company (the "Shares") at a price of $4.50 per Share, subject to approval of such grant by the Company's shareholders.

         2.      Term of Option.

                 This option shall expire, terminate, and be of no further force and effect upon the earliest to occur of the following (the "Expiration Date"): (a) at 5:00 p.m., Central Daylight Savings Time, on May 24, 1998; (b) on the thirtieth day after the Optionee ceases to be a director of the Company, if the Optionee ceases to be a director of the Company for any reason other than removal for cause or death; (c) if the Optionee is removed as a director for cause, at the time of such removal; or (d) if the Optionee dies before this option otherwise expires, this option shall be exercisable for a period of one year after the date of death by the Optionee's heirs or legal representatives to the same extent it was exercisable by the Optionee on the date of death.

         3.      Exercise of Option.

                 This option shall be exercised at any time prior to the Expiration Date by delivery of written notice to the Company setting forth the number of Shares with respect to which this option is being exercised and the address to which the certificates representing the Shares shall be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment by certified check or by bank cashier's check payable to the Company of the option price of such Shares. In addition, the Optionee hereby agrees to pay to the Company at the time such written notice of exercise is delivered to the Company any federal, state, or local taxes which the Company deems necessary or appropriate to be withheld in connection with the exercise of the option granted hereunder. As promptly as practicable after the receipt by the Company of the foregoing, the Company shall cause to be delivered to the Optionee a certificate or certificates representing the number of Shares with respect to which this option has been so exercised.

         4.      Reserved Shares.

                 The Company has duly reserved for issuance a number of authorized but unissued shares adequate to fulfill its obligations under this agreement. During the term of this agreement the Company shall





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take such action as may be necessary to maintain at all times an adequate number of shares reserved for issuance or treasury shares to fulfill its obligations hereunder.

         5.      Assignment or Transfer.

                 This option may not be assigned or transferred without the prior written consent of the Company.

         6.      Compliance with Law.

                 This option shall not be exercised, and no Shares shall be issued in respect hereof, unless (a) in compliance with federal and applicable state securities or other laws and (b) the Company obtains any approval or other clearance from any federal or state governmental agency which the Company in its sole discretion shall determine to be necessary or advisable. Any determination in this connection by the Company shall be final, binding, and conclusive on all parties.

         7.      Legends and Representations.

                 (a) The certificates evidencing Shares purchased pursuant to this option shall bear the following legends:

                 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                 THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

                 (b) Upon delivery of the Notice specified in Section 3 above and as a condition to the exercise of this option, Optionee shall be deemed to have made the following representations to the Company:

                          (1)     Investment Intent; Capacity to Protect
Interests. Optionee is receiving the Shares solely for Optionee's own account for investment and not with a view to or for sale in connection with any distribution and not with any present intention of selling, offering to sell or otherwise disposing of or distributing thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). Optionee is experienced in evaluating and investing in companies such as the Company.

                          (2)     Information Concerning the Company.  Optionee
has received all such information as Optionee has deemed necessary and appropriate to evaluate an investment in the Shares, and Optionee has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.





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                          (3)     Restricted Securities.  Optionee understands
and acknowledges that:

                                  (a)      The Shares have not been registered
under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;

                                  (b)      the share certificate representing
the Shares will be stamped with legends specified in Section 7(a) hereof; and

                                  (c)      the Company will make a notation in
its records of the aforementioned restrictions on transfer and legends.

                          (4)     Further Limitations on Disposition.  Without
in any way limiting his representations set forth above, Optionee further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

                                  (a)      there is then in effect a
registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                          (b)(1)  Optionee shall have notified the Company of
the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) Optionee shall have furnished the Company with an opinion of Optionee's counsel to the effect that such disposition will not require registration of such Shares under the Act, and (3) such opinion of Optionee's counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

         8.      Notice.

                 All notices or other communications desired to be given hereunder shall be in writing and shall be deemed to have been duly given upon receipt, if personally delivered, or on the third business day following mailing by United States first class mail, postage prepaid, and addressed as follows:

If to the Company:                Paul Willmott, President
                                  Uranium Resources, Inc.
                                  12750 Merit Drive, Suite 1020
                                  Lock Box 12
                                  Dallas, Texas  75251

If to Optionee:                   James B. Tompkins
                                  Tompkins & Company
                                  11673 East Lake Place
                                  Englewood, Colorado  80111

or to such other address as either party shall give to the other in the manner set forth above.

         9. Tax Treatment. Optionee acknowledges that the tax treatment of this option, Shares subject to this option or any events or transactions with respect thereto may be dependent upon various factors or events which are not determined by this Agreement. The Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

         10. Nonqualified Status. This option is not intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and it shall not be treated as an Incentive Stock Option, whether or not, by its terms, it meets the requirements of Section 422.





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         11.     Adjustments.  The number of shares of Common Stock covered by the Option, as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                 In the event of the proposed merger or consolidation of the Company or dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the option will terminate immediately prior to the consummation of such proposed action.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Stock Option Agreement effective as of the date first set forth above.

                                        The Company

                                        URANIUM RESOURCES, INC.


                                        By:  /s/  Paul K. Willmott
                                           -------------------------------
                                        Title:  President


                                        The Optionee

                                        James B. Tompkins


                                         /s/  James B. Tompkins
                                        ----------------------------------




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